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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

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
      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statementt
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section240.14a-11(c) or
                 Section240.14a-12

                                       DIGIMARC CORPORATION
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                 (Name of Registrant as Specified In Its Charter)

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           (Name of Person(s) Filing Proxy Statement, if Other Than the
                                    Registrant)
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Payment of Filing Fee (Check the appropriate box):

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
/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
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                applies:
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           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous
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                              DIGIMARC CORPORATION
                        19801 SW 72ND AVENUE, SUITE 100
                             TUALATIN, OREGON 97062

     SUPPLEMENT TO PROXY STATEMENT FOR 2001 ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 10, 2001

    The following supplements and amends the Proxy Statement of Digimarc Corporation (the Company) for the Annual Meeting of Stockholders of the Company (the Annual Meeting) to be held on Thursday, May 10, 2001.

    The Company announced on April 24, 2001, the appointment of Paul R. Gifford as its President and Chief Operating Officer. In conjunction with Mr. Gifford's appointment, Philip J. Monego, Sr., Chairman of the Company's Board of Directors, announced that he is retiring from the Chairman's position, effective at the 2002 Annual Meeting of Stockholders, and that he has nominated Bruce Davis to assume the Chairman's position at that date in addition to his role of Chief Executive Officer of the Company. Mr. Monego intends to continue as a director of the Company after relinquishing the Chairman's role to Mr. Davis.

    Prior to joining our Company, Mr. Gifford held various positions with Andromedia, Inc., an Internet software company, his most recent being President and Chief Operating Officer from September 1998 through February 2000. From October 1996 to April 1998, Mr. Gifford served as Vice President of Product Development at Auspex Systems, a provider of high-performance network file servers and high-availability data management solutions. From March 1996 to October 1996, Mr. Gifford served as a Vice President at Tencor Instruments, a manufacturer of capital equipment for semiconductor test applications.
Mr. Gifford has been a private investor since February 2000. Mr. Gifford received B.S. and M.S. degrees in Electrical Engineering from the Rochester Institute of Technology and has completed the Executive Masters of Business Administrations Program at Stanford University.

    In recognition of Mr. Monego's service in his last year as Chairman of the Board of Directors, the Board of Directors has granted him a special option award to purchase 100,000 shares of the Company's common stock with an exercise price of $14.02 that will vest in 12 monthly increments commencing May 2001.

    In addition, based upon a recent market survey of comparable companies, the Board of Directors also has determined to increase the annual option awards under its 1999 Non-Employee Director Option Program to 10,000 shares from 2,500 shares. As a result of this change, all of the Company's current non-employee directors have been awarded an additional option to purchase 10,000 shares at an exercise price of $14.02 in lieu of the scheduled annual awards to eligible non-employee directors for 2001. These option awards vest and become exercisable based on continued service as a non-employee director though May 10, 2002. Upon the date of each annual stockholders meeting beginning in 2002, each non-employee director eligible under the program will receive an automatic grant of options to acquire 10,000 shares of the Company's common stock at an exercise price per share equal to the fair market value of the common stock at the date of grant, which will vest and become exercisable based on continued service as a non-employee director one year after the date of grant.

    Also under the 1999 Non-Employee Director Option Program, non-employee directors first elected to the Company's Board of Directors are automatically granted an option to acquire 10,000 shares of common stock at an exercise price per share equal to the fair market value of the common stock at the date of grant. The Board of Directors has determined that these options granted to any new non-employee director who joins the board after April 22, 2001, will now vest and become exercisable in three equal installments on each anniversary of the grant date. All option awards to non-employee directors will vest automatically upon certain events defined to constitute a corporation transaction or a
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change in control of the Company under the provisions of the 1999 Non-Employee
Director Option Program.

    Except as supplemented and amended above, the Proxy Statement is unchanged. This Supplement to Proxy Statement is being mailed to the Company's stockholders entitled to vote at the meeting to be held on May 10, 2001.

    IF YOU HAVE ALREADY EXECUTED A PROXY IN RESPECT OF THE 2001 ANNUAL MEETING OF STOCKHOLDERS AND DO NOT WISH TO CHANGE YOUR PROXY, YOU NEED NOT TAKE FURTHER ACTION. STOCKHOLDERS WHO HAVE NOT YET EXECUTED A PROXY, OR WHO WISH TO CHANGE THEIR PROXY, SHOULD SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE.

    Proxies in the enclosed form received from holders of Digimarc common stock will be voted FOR the election of all three nominees for directors of Digimarc and FOR the ratification of the appointment of KPMG LLP as the Company's independent auditors, unless stockholders indicate otherwise. At any time prior to their being voted, proxies are revocable by written notice to the Secretary of Digimarc or by appearance at the 2001 Annual Meeting and voting in person.

                 THE DATE OF THIS SUPPLEMENT IS APRIL 24, 2001

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          ON BEHALF OF THE BOARD OF DIRECTORS OF DIGIMARC CORPORATION

    The undersigned hereby constitutes and appoints Bruce Davis and
E. K. Ranjit, and each of them, his true and lawful attorneys-in-fact and agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Digimarc Corporation to be held at the RiverPlace Hotel, 1510 SW Harbor Way, Portland, Oregon 97201 on Thursday, May 10, 2001 at 2:00 p.m. local time, and at any adjournment or postponement thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present on the matters set forth below.

    This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted for the nominees to the board of directors named in Proposal No. 1, and for Proposal No. 2 as the proxy holder may determine in his discretion with regard to any other matter properly brought before the Annual Meeting.

1.  ELECTION OF A DIRECTOR:

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/ / FOR the nominees listed below (except as   / / WITHHOLD AUTHORITY to vote for the
    indicated)                                     nominees listed below
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         PHILLIP J. MONEGO, SR        GEOFFREY RHOADS        PETER SMITH

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES NAMED ABOVE. IF YOU WISH TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH SUCH NOMINEE'S NAME LISTED ABOVE.

2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS THE INDEPENDENT AUDITORS OF DIGIMARC CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2001:

             / / FOR             / / AGAINST             / / ABSTAIN

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NO. 2.

                                          Dated:                             ,
                                          2001

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                                                       (Signature)

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                                                       (Signature)

                                          This Proxy should be marked, dated and
                                          signed by the shareholder(s) exactly
                                          as his or her name appears hereon, and
                                          returned promptly in the enclosed
                                          envelope. Persons signing in a
                                          fiduciary capacity should so indicate.
                                          If shares are held by joint tenants or
                                          as community property, both
                                          should sign.

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